SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[box] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Hanover Investment Funds, Inc.

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                (Name of Registrant as Specified in Its Charter)

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[logo] CHEMICAL


Dear Chemical Bank Savings Incentive Plan Participant

The enclosed material contains important information concerning the proposed merger of The Hanover Small Capitalization Growth Fund into the Vista Small Cap Equity Fund. Because you have invested a portion of your contributions in Fund E of the Chemical Bank Savings Incentive Plan, you are entitled to vote on the proposed merger. If the merger of these funds is approved, Fund E will receive shares of the Vista Small Cap Equity Fund, (Institutional Shares) in exchange for shares of The Hanover Small Capitalization Growth Fund,
(CBC Benefit Shares). This action is being taken in conjunction with the merger of Chemical Banking Corporation and The Chase Manhattan Corporation.

Please review the material and return your proxy card in the enclosed envelope as soon as possible. YOUR VOTE IS VERY IMPORTANT.


Thank You